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   Individual Application                                       Aetna Life Insurance and Annuity Company
   For Annuity Contract                                         151 Farmington Ave., Hartford, CT  06156-8022
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Customer Information                                            Billing Group No.
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1.   Name of Annuitant (Last, First, Initial)
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     Street                                                     Soc. Sec. No.
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     City                         State                         ZIP Code
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2.   |_| Male    |_| Female       3.   Birthdate                4.   Annuity Start Age
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5.   Name of Contract Holder if other than above (Last, First, Initial)
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     Street
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     City                         State                         ZIP Code
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     Occupation of Contract Holder                              Annual Income
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     Tax Identification No. or Soc. Sec. No.                    Birthdate
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6.   Name of Employer
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     Street                           City                  State          ZIP code
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     Are you associated with a National Association of Securities Dealers Member: |_| No |_| Yes
     If yes, please specify.
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Account Information
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7.   Name of plan (if any)
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8.   Type of plan and section of Internal Revenue Code (if any) under which plan is to quality:
     |_| IRA (408(b))             |_| Deferred Compensation (457)     |_| Public School (403(b))
     |_| 501 (c) (3) (403(b))     |_| SEP (408(k))                    |_| Other _______________
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9.   If single payment, payout will be: |_| Deferred(1)                 |_| Immediate(2)|_| Single payment amount
     $-------------
     If  applying  for  a  Single  Premium   Immediate  Annuity
     Contract,   please  also  complete  the  Aetna  Settlement
     Election Form.
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10.  If installment plan:  Payment frequency |_| 01  |_| 02  |_| 04  |_| 12  |_| Other ________(please specify)
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                                                                    Contract effective date
11.  Installment payment amount $__________                    12.  (Installment payments only)________________
-------------------------------------------------------------- ------------------------------------------------------
13.  Will this  contract  change or replace any  existing  life
     insurance  or  annuity  contract?  |_|  Yes |_| No If yes,
     please provide carrier name,  account number,  and date to be cancelled:
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14.  Special Requests _________________________________________________________________________________________

     __________________________________________________________________________________________________________
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15.  Investment Options
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Enter the percentage of payment(s) to be            Aetna Variable Fund (Growth and Income)               _________%
allocated to each investment option.  Total         -------------------------------------------------
must be 100%.                                       Fixed Account                                         _________%
                                                    -------------------------------------------------
     *Within a Guaranteed Interest Account          Aetna Variable Encore Fund (Money Market)             _________%
     (GIA) or Guaranteed Accumulation Account       -------------------------------------------------
     (GAA) classification, Terms and                Aetna Income Shares (Bond)                            _________%
     Guaranteed Interest Rates offered may          -------------------------------------------------
     vary with each Deposit Period.  GIA is         Guaranteed Short Term Amount*                         _________%
     available for IRA accounts only.  GAA is       -------------------------------------------------
     available for IRA accounts in the state        Guaranteed Long Term Amount*                          _________%
     of New York only.  See the prospectus          -------------------------------------------------
     for further information about rules            TCI Portfolios Inc., TCI Growth (Growth)              _________%
     applicable to allocation of future             -------------------------------------------------
     contributions.                                 Aetna Investment Advisers Fund, Inc. (Managed)        _________%

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                                                    Other                                                 _________%
                                                    -------------------------------------------------
                                                    Other                                                 _________%
                                                    -------------------------------------------------
                                                    Other                                                 _________%
                                                    -------------------------------------------------
                                                    TOTAL                                                       100%
                                                    -------------------------------------------------     ----------

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(1)  Defer benefit payment(s) to some future date.       Home Office Use
(2)  Receive benefit payment(s) immediately.
                                                         Accepted _______________________________________________
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
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16.  Beneficiary(ies)
     For Deferred Compensation Plans, the Contract Holder is automatically the beneficiary
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Primary             Name                                                      Relation
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                    Soc. Sec. No.                                             Birthdate
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Contingent          Name                                                      Relation
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                    Soc. Sec. No.                                             Birthdate
                    --------------------------------------------------------- ---------------------------------------

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Unless otherwise requested:

[bullet] Payment will be made in equal shares to the primary beneficiaries who survive the Contract Holder or Annuitant. If none survives, payment will be made in equal shares to contingent beneficiaries who survive the Contract Holder or Annuitant.

[bullet] If no beneficiary survives, payment will be made to executors or administrators of the Contract Holder's or Annuitant's estate.

[bullet] If a class of beneficiaries exists (i.e., "the Contract Holder's or Annuitant's children"), payment will be made in equal shares. Each person who is a member of the class and living at the time of the Contract Holder's or Annuitant's death receives payment whether or not specifically named in the beneficiary designation.

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17.  I understand that annuity payments and termination values (if any) provided by this contract when based on the investment experience of a separate account are variable and not guaranteed as to a fixed dollar amount. However, fixed and/or general account funds will not vary and are guaranteed as to a fixed dollar amount.

     The following individuals/organizations will receive compensation from this purchase:

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I have received the following prospectuses dated

1)  Account C Contract Prospectus, PFS 710.00.16
    |_| Please send a Statement of Additional Information for Prospectus PFS
        710.00.16.

2) Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Investment Advisers Fund, Inc., TCI Growth.
    |_| I consent to allow the Company to hold my application and Purchase
        Payment, if any, if my application cannot be accepted within five business days after receipt at the Home Office.

Dated at ______________________ this ______________ day of ______________ 19__.
               City and State

------------------------     ---------------      -----------------------------
       Witness                 Annuitant                  Contract Holder
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Corrections and amendments (Home Office Use Only). Errors and omissions may be corrected by the Company but no change in plan, age at issue, birthdate, classification, amount, extra benefits, change of allocation or allocation omitted may be made without written consent of the owner. (N/A in W.Va.)

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Producer's Note:
Do you have any reason to believe any existing life insurance or annuity contracts will be modified or replaced if this contract is issued? |_| Yes |_| No


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                                           Signature of Producer/Agent
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